6. RISKS	12 Months Ended
Dec. 31, 2019
Risks
RISK

6.1 Critical accounting estimates and judgments

The preparation of financial statements requires the Company’s Management to make future estimates and assessments, to apply critical judgment and to establish assumptions affecting the application of accounting policies and the amounts of disclosed assets and liabilities, income and expenses.

The applied estimates and accounting judgments are evaluated on a continuous basis and are based on past experiences and other reasonable factors under the existing circumstances. Actual future results might differ from the estimates and evaluations made at the date of preparation of these Consolidated Financial Statements. The estimates which have a significant risk of producing adjustments on the amounts of the assets and liabilities during the following year are detailed below:

6.1.1 Impairment of non-financial long-lived assets

Non-financial long-lived assets, including identifiable intangible assets and right-of-use assets, are reviewed for impairment at the lowest level for which there are separately identifiable cash flows (CGU). For this purpose, each assets group with independent cash flows, each subsidiary, associate and each jointly controlled company has been considered a single CGU, as all of their assets jointly contribute to the generation of cash inflows, which are derived from a single service or product; thus cash inflows cannot be attributed to individual assets.

In order to evaluate if there is evidence that a CGU could be affected, both external and internal sources of information are analyzed.  Specific facts and circumstances are considered, which generally include the discount rate used in the estimates of the future cash flows of each CGU and the business condition as regards economic and market factors, such as the cost of raw materials, oil and gas, international petrochemical product’s price, the regulatory framework for the energy industry (mainly expected price recognition and compensation costs methodology), the projected capital investments and the evolution of the energy demand.

The value in use of each CGU is estimated on the basis of the present value of future net cash flows expected to be derived on the UGE. Management uses approved budgets up to one year as the base for cash flow projections that are later extrapolated into a term consistent with the assets’ remaining useful life, taking into consideration the appropriate discount rates. The discount rates used to discount future net cash flows is the WACC, for each asset or CGU a specific WACC was determined which considered the business segment and the country conditions where the operations are performed. In order to calculate the fair value less the costs of disposal, the Company Management uses the estimated value of the future cash flows that a market participant could generate from the appropriate CGU, less the necessary costs to carry out the sale of the corresponding CGU.

The Company Management is required to make judgments at the moment of the future cash flow estimation. The actual cash flows and the values may differ significantly from the expected future cash flows and the related values obtained through discount techniques.

6.1.2 Current and deferred Income tax / Minimum notional income tax

The Company’s Management periodically evaluates tax treatments affecting the determination of taxable profit regarding uncertain tax treatment under tax law considering the acceptability of a particular tax treatment by the relevant taxation authority, and, if applicable, recognizes tax provisions to reflect the effect of the uncertainty for each tax treatment based on the amount estimated to be paid to the tax authorities.

If the final tax resolution regarding uncertain tax treatments differs from recognized figures, such differences will have an effect on income tax and deferred income tax at the year of such determination.

Deferred tax assets are reviewed at each reporting date and reduced in accordance with the probability that the sufficient taxable base will be available to allow for the total or partial recovery of these assets. In assessing the recoverability of deferred tax assets, Management considers if it is likely that a portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in the periods in which these temporary differences become deductible. To make this assessment, Management takes into consideration the scheduled reversal of deferred tax liabilities, the projections of future taxable income and tax planning strategies.

The generation of future taxable profits may differ from those estimated affecting the deductibility of deferred tax assets.

6.1.3 Provision for contingencies

The Company is subject to various claims, lawsuits and other legal proceedings that arise during the ordinary course of its business. The Company’s liabilities with respect to such claims, lawsuits and other legal proceedings cannot be estimated with certainty. Periodically, the Company reviews the status of each contingency and assesses potential financial liability, applying the criteria indicated in Note 4.22, for which elaborates the estimates mainly with the assistance of legal advisors, based on information available to the Management at Consolidated Financial Statements date, and taking into account our litigation and resolution/settlement strategies.

Contingencies include outstanding lawsuits or claims for possible damages to third parties in the ordinary course of the Company’s business, as well as third party claims arising from disputes concerning the interpretation of legislation.

The Company evaluates whether there would be additional expenses directly associated with the ultimate resolution of each contingency, which will be included in the provision if they may be reasonably estimated.

The final resolutions of the litigation could differ from Management's estimates, generating current provisions to be inadequate, which could have a material adverse effect on the statement of financial position, comprehensive income, changes in equity and cash flows.

6.1.4 Asset retirement obligations

Asset retirement obligations in oil and gas areas after completion of operations require the Company’s Management to estimate the number of wells, long-term well abandonment costs and the time remaining until abandonment.

In the same way, the obligations related to the decommissioning of wind turbines in wind farms require the Company’s Management to estimate long-term dismantling costs and the time remaining until the dismantling.

Technology, costs and political, environmental and safety considerations constantly change and may result in differences between actual future costs and estimates.

Asset retirement obligations’ estimates are adjusted at least once a year or more frequently if there are changes in the assumptions considered in the assessment.

6.1.5 Impairment of financial assets

The Group is exposed to losses for uncollectible receivables. The Company Management estimates the final collectability of the accounts receivable.

The accounting of expected credit losses for trade receivables and other receivables with similar risk characteristics is based on the Company's best estimate of the default risk and the calculation of the expected credit losses rates, based on historical information of the behavior of the Company's clients, current market conditions and forward-looking estimates at the end of each reporting period.

In order to estimate collections related to the generation segment the Company mainly considers the ability of CAMMESA to meet its payment obligations to generators, and the resolutions issued by SGE, which allow the Company to collect its credits with CAMMESA through different mechanisms.

Future adjustments to the allowance may be necessary if future economic conditions differ substantially from the assumptions used in the assessment for each year.

6.1.6 Actuarial assumptions in defined benefit plans

Commitments with defined benefit plans to employees are recognized as liabilities in the statement of financial position based on actuarial estimates revised annually by an independent actuary, using the projected unit credit method.

The present value of defined benefit pension plan depends on multiple factors that are determined according to actuarial estimates, net of the fair value of the plan assets, when applicable. For this purpose, certain assumptions are used including the discount rate and wage growth rate assumptions.

6.1.7 ENRE Penalties and discounts

Edenor considers its applicable accounting policy for the recognition of ENRE penalties and discounts critical because it depends on penalizable events, which are valued on the basis of Edenor’s management best estimate of the expenditure required to settle the present obligation at the date of these Consolidated Financial Statements. The balances of ENRE penalties and discounts are adjusted in accordance with the regulatory framework applicable thereto and have been estimated based on the description made in Note 2.3.

6.1.8 Revenue recognition

In the distribution of energy business segment, revenue is recognized on an accrual basis upon delivery to customers, which includes the estimated amount of unbilled distribution of electricity at the end of each year. We consider our accounting policy for the recognition of estimated revenue critical because it depends on the amount of electricity effectively delivered to customers which is valued on the basis of applicable tariffs. Unbilled revenue is classified as current trade receivables.

In the oil and gas business segment, the fair value of the consideration receivable corresponding to revenues from gas sales to Distributors is recognized based on the volume of gas delivered and the price established by the SE (in accordance with applicable resolutions).

6.1.9 Oil and gas reserves

Reserves include oil and gas volumes (in m3 of oil equivalent) that are economically producible, in the areas where the Company operates or has a (direct or indirect) interest and over which the Company has exploitation rights, including oil and gas volumes related to those service agreements under which the Company has no ownership rights on the reserves or the hydrocarbons obtained and those estimated to be produced for the contracting company under service contracts.

There are numerous uncertainties in estimating proved reserves and future production profiles, development costs and prices, including several factors beyond the producer’s control. Reserve engineering is a subjective process of estimating underground accumulations involving a certain degree of uncertainty. Reserves estimates depend on the quality of the available engineering and geological data as of the estimation date and on the interpretation and judgment thereof.

Periodic revisions and adjustments to the estimated oil and gas reserves and related future net cash flows may be necessary as a result of changes in a number of factors, including reservoir performance, new drilling, oil and gas prices, cost, technological advances, new geological or geophysical data, and other economic factors or at least once a year.

The Company’s estimates of oil and gas reserves have been developed by the Company’s internal specialists, specifically petroleum engineers, and audited by independent specialists engaged by Company.

The Company uses the information obtained from the calculation of reserves in the determination of depreciation of properties, plant and equipment used in oil and gas areas, as well as assessing the recoverability of these assets and including, when applicable, goodwill allocated to oil and gas segment (see Notes 4.6 to 4.9).

6.1.10 Environmental remediation

The costs incurred to limit, neutralize or prevent environmental pollution are only capitalized if at least one of the following conditions is met: (a) such costs relate to improvements in safety; (b) the risk of environmental pollution is prevented or limited; or (c) the costs are incurred to prepare the assets for sale and the book value (which considers those costs) of such assets does not exceed their respective recoverable value.

Liabilities related to future remediation costs are recorded when, on the basis of environmental assessments, such liabilities are probable to materialize, and costs can be reasonably estimated. The actual recognition and amount of these provisions are generally based on the Company’s commitment to an action plan, such as an approved remediation plan or the sale or disposal of an asset. The provision is recognized on the basis that a future remediation commitment will be required.

The Company measures liabilities based on its best estimation of present value of future costs, using currently available technology and applying current environmental laws and regulations as well as the Company’s own internal environmental policies.

6.1.11 Business Combinations

The acquisition method involves the measurement at fair value of the identifiable assets acquired and the liabilities assumed in the business combination at the acquisition date.

For the purpose to determine the fair value of identifiable assets, the Company uses the valuation approach considered the most representative for each asset. These include: i) the income approach, through indirect cash flows (net present value of expected future cash flows) or through the multi-period excess earnings method, ii) the cost approach (replacement value of the good adjusted for loss due to physical deterioration, functional and economic obsolescence) and iii) the market approach through comparable transactions method.

Likewise, in order to determine the fair value of liabilities assumed, the Company’s Management considers the probability of cash outflows that will be required for each contingency, and elaborates the estimates with assistance of legal advisors, based on the information available and taking into account the strategy of litigation and resolution / liquidation.

Management critical judgment is required in selecting the approach to be used and estimating future cash flows. Actual cash flows and values may differ significantly from the expected future cash flows and related values obtained through the mentioned valuation techniques.

6.2 Financial risk management

6.2.1 Financial Risk Factors

The Company’s activities are subject to several financial risks: market risk (including the exchange rate risk, the interest rate risk and the price risk), credit risk and liquidity risk.

Financial risk management is encompassed within the Company’s global policies, there is an integrated risk management methodology, where the focus is not placed on the individual risks of the business units’ operations, but there is rather a wider perspective focused on monitoring risks affecting the whole portfolio. The Company’s risk management strategy seeks to achieve a balance between profitability targets and risk exposure levels. Financial risks are those derived from financial instruments the Company is exposed to during or at the closing of each fiscal year. The Company uses derivative instruments to hedge certain risks when it deems it necessary according to its risk management internal policies.

Financial risk management is controlled by the Financial Department, which identifies, evaluates and covers financial risks. Risk management systems and policies are reviewed on a regular basis to reflect changes in market conditions and the Company’s activities, and have been applied consistently during the periods comprised in these Consolidated Financial Statements. This section includes a description of the main risks and uncertainties which may adversely affect the Company’s strategy, performance, operational results and financial position.

6.2.1.1 Market risks

6.2.1.1.1 Foreign exchange risk

The Company’s results of operations and financial position are exposed to changes in the exchange rate between the Company’s functional currency, which is the U.S. dollar and other currencies, primarily with respect to the Argentine peso (which is the legal currency in Argentina). In some cases, the Company may use derivative financial instruments to mitigate the associated exchange rate risk.

Taking into consideration that the Company, (excluding the Distribution segment’s balances), has a net asset position in Argentine pesos, as of December 31, 2019 the Company recorded net foreign exchange losses in the amount of U$S 5 million. The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of U.S. dollar as compared to the Argentine peso would generate in absolute values a (decrease)/increase of U$S 11 million in the 2019 fiscal year’s income/(loss), before income tax.

In the Distribution segment, the subsidiary Edenor collects revenues in pesos pursuant to regulated tariffs which are not indexed to the U.S. dollar, whereas a significant portion of its existing financial debt is denominated in U.S. dollar, which exposes Edenor to a risk of loss resulting from a devaluation of the Argentine peso. Edenor can manage this risk through the execution of forward contracts denominated in foreign currency.

As of the year ended December 31, 2019, Edenor has not hedged its exposure to the U.S. dollar. Edenor does not currently hedge its exposure to currency risk. Therefore, any devaluation of the peso could significantly increase its debt service burden, which, in turn, could have a substantial adverse effect on its financial and cash position (including its ability to repay its Corporate Notes) and the results of its operations. During 2019, U.S. dollar currency appreciated by approximately 58.9% against the Argentine peso, from $ 37.70 in December 2018 to $ 59.89 in December 2019 and as of December 31, 2019 Edenor recorded net foreign exchange losses in the amount of U$S 70 million. Edenor estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of U.S. dollar as compared to the Argentine peso would generate in absolute values an increase/(decrease) of U$S 21 million in the 2019 fiscal year’s income/(loss), before income tax.

The Group´s exposure to other foreign currency movements is not material.

6.2.1.1.2 Price risk

The Company’s financial instruments are not significantly exposed to hydrocarbon international price risks on account of the current regulatory, economic, governmental and other policies in force, gas domestic prices are not directly affected in the short-term due to variations in the international market.

Additionally, the Company’s investments in financial assets classified as “at fair value through profit or loss” are sensitive to the risk of changes in the market prices resulting from uncertainties as to the future value of such financial assets.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of each market price would generate the following increase/(decrease) in the 2019 fiscal year’s income/(loss), before income tax in relation to financial assets at fair value through profit and loss detailed in Note 12.2 to these Consolidated Financial Statements:

	Increase of the result for the year
Financial assets	12.31.2019	12.31.2018
Shares	2	1
Government securities	11	30
Investment funds	24	11
Variation of the result of the year	37	42

6.2.1.1.3 Cash flow and fair value interest rate risk

The management of the interest rate risk seeks to reduce financial costs and limit the Company’s exposure to interest rate increases.

Indebtedness at variable rates exposes the Company to the interest rate risk on its cash flows due to the possible volatility they may experience. Indebtedness at fixed rates exposes the Company to the interest rate risk on the fair value of its liabilities, since they may be considerably higher than variable rates.

As of December 31, 2019, on consolidated basis net of Corporate Bonds’ repurchase, only approximately 4% of the indebtedness was subject to variable interest rates. Most of the Company’s indebtedness subject to variable interest rates is denominated in U.S. dollar, based on Libor rate plus an applicable margin and a small portion is denominated in pesos accruing interest based on the private Badlar rate.

The Company seeks to mitigate its interest-rate risk exposure through the analysis and evaluation of: (i) the different liquidity sources available in the financial and capital market, both domestic and (if available) international; (ii) interest rates alternatives (fixed or variable), currencies and terms available for companies in a similar sector, industry and risk than the Company; (iii) the availability, access and cost of interest-rate hedge agreements. On doing this, the Company evaluates the impact on profits or losses resulting from each strategy over the obligations representing the main interest-bearing positions.

In the case of fixed rates and in view of the market’s current conditions, the Company considers that the risk of a significant decrease in interest rates is low and, therefore, does not foresee a substantial risk in its indebtedness at fixed rates.

As of the date of issuance of these Consolidated Financial Statements, the Company is not exposed to a significant risk of variable interest rate increases since most of the financial debt is subject to fixed rate.

The following chart shows the breakdown of the Company’s borrowings classified by interest rate and the currency in which they are denominated:

	12.31.2019	12.31.2018
Fixed interest rate:
Argentinian pesos	143	15
U.S dollar	1,687	1,861
Subtotal loans granted at a fixed interest rate	1,830	1,876

Floating interest rates:
Argentinian pesos	10	108
U.S dollar	64	131
Subtotal loans granted at a floating interest rate	74	239

Non interest accrued
U.S dollar	17	30
Argentinian pesos	26	32
Subtotal no interest accrued	43	62
Total borrowings	1,947	2,177

Based on the conducted simulations, and provided all other variables remain constant, a 10% increase/decrease in variable interest rates would generate the following (decrease)/increase in the 2019 fiscal year's year’s income/(loss), before income tax, of U$S 0.9 million.

6.2.1.2 Credit risk

The Company establishes individual credit limits according to the limits defined by the Board of Directors and approved by the Financial Department based on internal or external ratings. The Company makes constant credit assessments on its customers’ financial capacity, which minimizes the potential risk for bad debt losses.

The credit risk represents the exposure to possible losses resulting from the breach by commercial or financial counterparties of their obligations taken on with the Company. This risk stems mainly from economic and financial factors or a possible counterparty default.

The credit risk is associated with the Company’s commercial activity through customer trade receivables, as well as available funds and deposits in banking and financial institutions.

The Company, in its ordinary course of business and in accordance with its credit policies, grants credits to a large customer base, mainly large sectors of the industry, including petrochemical companies, natural gas distributors and electricity large users.

As of December 31, 2019, the Company’s trade receivables, excluding Edenor, totaled U$S 299 million, out of which 97% are short-term receivables and the remaining 3% are classified as non-current. With the exception of CAMMESA, which represents approximately 56% of such trade receivables, the Company does not have a significant credit risk concentration, as this exposure is distributed among a large number of customers and other counterparties.

The impossibility by CAMMESA to pay these receivables may have a substantially adverse effect on cash income and, consequently, on the result of operations and financial situation which, in turn, may adversely affect the Company’s repayment capacity.

The credit risk of liquid funds and other financial investments is limited since the counterparties are high credit quality banking institutions. If there are no independent risk ratings, the risk control area evaluates the customer’s creditworthiness, based on past experiences and other factors.

As of December 31, 2019, Edenor’s trade receivables totaled U$S 204 million. No single customer accounted for more than 10% of sales. The collectibility of trade receivables balances related to the Framework Agreement, which amount to U$S 0.2 million, is subject to such agreement’s being in force and the compliance with it terms.

Edenor’s allowance for impairment of receivables is assessed based on the delinquent balance, which comprises all such debt arising from the bills for electricity consumption of small-demand (T1), medium-demand (T2), and large-demand (T3) customers that remain unpaid 7 working days after their first due dates. Edenor’s Management records an allowance applying to the delinquent balances of each customer category an uncollectibility rate that is determined according to each customer category based on the historical comparison of collections made. Additionally, the amounts related to the Framework Agreement are not considered within delinquent balances.

Additionally, and faced with temporary and/or exceptional situations, Edenor’s Management may redefine the amount of the allowance, specifying and supporting the criteria used in all the cases.

One of the significant items of Edenor’s delinquent balances is that related to the receivable amounts with Municipalities, in respect of which Edenor either applies different offsetting mechanisms against municipal taxes it collects on behalf of the municipalities, or implements debt refinancing plans, with the aim of reducing them.

The inability to collect the accounts receivable in the future could have an adverse effect on Edenor’s results of operations and its financial position, which, in turn, could have an adverse effect on Edenor’s ability to repay loans, including payment of the Corporate Notes.

The Company applies the simplified approach of IFRS 9 to measure the expected credit losses trade receivables and other receivables in accordance with the policy described in Note 4.10.4.

The expected credit loss on trade receivables and financial assets as of December 31, 2019 and 2018 amounts to U$S 24 million and U$S 41 million, respectively (Note 12.3) and was determined based on credit loss rates calculated for days past due detailed below:

12.31.2019	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Generation	0.10%	0.35%	1.99%	2.95%	4.03%	5.59%	9.79%	16.13%
Oil and Gas	0.53%	1.49%	9.45%	18.03%	18.50%	18.81%	18.90%	18.92%
Distribution of energy	3.00%	3.00%	8.00%	18.00%	20.00%	45.00%	72.00%	72.00%
Petrochemicals	0.39%	0.73%	6.88%	16.66%	25.32%	29.59%	30.97%	43.05%
Holding	1.85%	2.81%	6.84%	17.15%	26.77%	43.21%	49.89%	65.29%

12.31.2018	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Generation	0.04%	0.09%	2.62%	3.39%	9.37%	13.56%	19.82%	28.88%
Oil and Gas	2.20%	4.42%	11%	20.42%	42.85%	47.32%	49.20%	56.32%
Distribution of energy	8.00%	8.00%	12.00%	19.00%	26.00%	59.00%	69.00%	69.00%
Petrochemicals	0.03%	0.08%	1.41%	4.98%	11.52%	20.36%	24.91%	25.24%
Holding	0.96%	1.25%	2.03%	2.85%	19.86%	26.41%	32.95%	32.97%

In 2017 fiscal year, the calculation of the loss allowance for trade receivables and other receivables was assessed based on the incurred loss model, and considered the existence of objective evidence of default for the recognition of losses in the statement of comprehensive income. The expected credit loss as of January 1, 2018 (IFRS 9 amended adoption date) was determined based on credit loss rates calculated for days past due detailed below:

Rates	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+180 days
Distribution of energy	8.00%	8.00%	12.00%	19.00%	26.00%	59.00%	69.00%	69.00%
Rest of business segments	0.32%	0.93%	8.11%	19.61%	35.69%	45.63%	59.00%	63.01%

The loss allowance for financial assets and other receivables adjustment as of January 1, 2018 for the application of the expected credit losses methodology to the loss allowance as of December 31, 2017, is detailed as follows:

	Financial assets	Other receivables
Loss allowance under IAS 39 as of 12.31.2017	22	7
Adjustment to the opening balance of retained earnings	4	(1)
Loss allowance calculated under IFRS 9 as of 01.01.2018	26	6

The detailed adjustments to the opening balance in equity as a result of the application of IFRS 9, are disclosed net of tax effect for a total amount of U$S 2 million, with counterpart in retained earnings of U$S 1 million and in non-controlling interest of U$S 1 million.

Finally, although cash, cash equivalents and financial assets are also subject to the impairment requirements of IFRS 9, the identified impairment loss is immaterial.

Loss allowance evolution as of December 31, 2019, 2018 and 2017, is detailed in Note 12.3.

The Company’s maximum exposure to credit risk is based on the book value of each financial asset in the Consolidated Financial Statements. On the basis of the change in an assumption, while holding all other assumptions constant, a 5% increase/(decrease) in the estimated trade receivables’ uncollectibility rate would result in U$S 1.5 million (decrease)/increase in 2019 fiscal year’s results, before income tax.

6.2.1.3 Liquidity risk

The liquidity risk is associated with the Company’s capacity to finance its commitments and conduct its business plans with stable financial sources, as well as with the indebtedness level and the financial debt maturities profile. The cash flow projection is made by the Financial Department.

The Company Management supervises updated projections on liquidity requirements to guarantee the sufficiency of cash and liquid financial instruments to meet operating and financing needs of the Company while keeping at all times a sufficient margin for unused credit facilities. In this way, the aim is that the Company does not breach indebtedness levels or the Covenants, if applicable, of any credit facility. Those projections take into consideration the Company’s debt financing plans, the meeting of the covenants and, if applicable, the external regulatory or legal requirements such as, for example, restrictions on the use of foreign currency. Additionally, the Financial Department regularly monitors the available credit for the Company, both in local and international, capital market as well as banking sector.

Excess cash and balances above working capital management requirements are managed by the Company’s Treasury Department, which invests them in marketable securities, term deposits and mutual funds, selecting instruments having proper currencies and maturities, and an adequate credit quality and liquidity to provide a sufficient margin as determined in the previously mentioned projections.

The Company keeps its sources of financing diversified between banks and the capital market, and it is exposed to the refinancing risk at maturity.

It is worth to highlight that restrictions, both current and future new restrictions that could be imposed, affecting the access to the single and free-floating foreign exchange markets ingle market and free of change by companies could affect the Company's ability to pay debt’s capital and interest and additional transfers of funds abroad (including payments related to Corporate Bonds) or could otherwise affect the Company’s business and results of operations.

The determination of the Company’s liquidity index for fiscal years ended December 31, 2019 and 2018 is detailed below:

	12.31.2019	12.31.2018

Current assets	1,362	1,521
Current liabilities	854	1,182

Index	1.59	1.29

The following table includes an analysis of the Company financial liabilities, grouped according to their maturity dates and considering the period remaining until their contractual maturity date from the date of the Consolidated Financial Statements. Derivative financial liabilities are included in the analysis if their contractual maturities are essential for the understanding of the cash flow calendar. The amounts shown in the table are the contractual undiscounted cash flows.

As of December 31, 2019	Trade and other payables (1)	Borrowings	Total
Less than three months	-	95	95
Three months to one year	454	188	642
One to two years	11	288	299
Two to five years	70	834	904
More than five years	9	1,233	1,242
Total	544	2,638	3,182

As of December 31, 2018	Trade and other payables	Borrowings	Total
Less than three months	331	112	443
Three months to one year	534	318	852
One to two years	9	242	251
Two to five years	3	892	895
More than five years	-	977	977
Total	877	2,541	3,418

(1) Includes Lease Liabilities (see Note 18.1.2)

6.3 Capital risk management

The aims of managing capital are safeguard its capacity to continue operating as an on-going business with the purpose of generating return for its shareholders and benefits to other stakeholders, and keeping an optimal capital structure to reduce the cost of capital.

To keep or adjust its capital structure, the Company may adjust the amount of the dividends paid to its shareholders, reimburse capital to its shareholders, issue new shares, conduct stock repurchase programs or sell assets to reduce its debt.

In line with industry practices, the Company monitors its capital based on the leverage ratio. This ratio is calculated by dividing the net debt by the total capital. The net debt equals the total indebtedness (including current and non-current indebtedness) minus cash and cash equivalents and current financial assets at fair value through profit and loss. The total capital corresponds to the shareholders’ equity as shown in the statement of financial position, plus the net debt.

Financial leverage ratios as at December 31, 2019 and 2018 were as follows:

	12.31.2019	12.31.2018
Total borrowings	1,947	2,177
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(590)	(646)
Net debt	1,357	1,531
Total capital attributable to owners	3,274	2,897
Leverage ratio	41.45%	52.85%

6.4 Regulatory risk factors

Pursuant to caption C of Section 37 of the Edenor’s Concession Agreement, the Grantor of the Concession may, without prejudice to other rights to which he is entitled thereunder, foreclose on the collateral granted by Edenor when the cumulative value of the penalties imposed to Edenor in the previous one-year period exceeds 20% of its annual billing, net of taxes and rates.

Edenor’s Management evaluates the development of this indicator on an annual basis. As of the date of issuance of these Consolidated Financial Statements, there are no events of non-compliance by Edenor that could lead to that situation.